Bank of America Merrill Lynch Credit Conference November 2010 Exhibit 99.1

Private and Confidential

Confidential
This presentation contains certain statements that may be deemed to be forward-looking statements within the meaning of the Securities Acts.  All statements, other than statements of historical facts, that address activities, events or developments that the Partnership expects, projects, believes or anticipates will or may occur in the future, including, without limitation, the outlook for population growth and death rates, general industry conditions including future operating results of the Partnerships properties, capital expenditures, asset sales, expansion and growth opportunities, bank borrowings, financing activities and other such matters, are forward-looking statements.  Although the Partnership believes that its expectations stated in this presentation are based on reasonable assumptions, actual results may differ from those projected in the forward-looking statements.  For a more detailed discussion of risk factors, please refer to the annual Report on Form 10-K and quarterly reports on form 10-Q filed with the SEC and the prospectus and the prospectus  supplement relating to this offering.
In addition, the projected impact of acquisitions reflect managements projections as to possible future results based on a number of assumptions that are inherently uncertain, including without limitation the organic growth of the Partnership, the availability of acquisition targets, the purchase prices for the targets, the availability of debt or equity financing from either third parties or the targets and the Partnership’s ability to integrate and manage such acquisitions.  The assumptions involve significant elements of subjective judgment and analysis, and no representation is made as to their or the projections attainability.

Private and Confidential 3 Today’s Participants William Shane Chief Financial Officer and Executive Vice President Paul Waimberg Vice President – Finance and Corporate Development

Private and Confidential
4 4
StoneMor Partners L.P.
StoneMor is the second largest owner and operator of cemeteries in the US
– The Company currently operates 257 cemeteries and 64 funeral homes, diversely located across 26 states and Puerto Rico
– As of 12/31/2009, over 9,800 acres of land, equivalent to an aggregate weighted average sales life of 226 years
StoneMor has demonstrated a consistent track record of growth and financial performance
– 134 cemeteries and 60 funeral homes acquired since inception
– Revenue has increased from $145 million in 2007 to $181 million in 2009
• 12% ’07-’09 CAGR
– Adjusted operating profits have increased from $26 million in 2007 to $35 million in
2009
• 16% ’07-’09 CAGR
StoneMor’s mission is to help families memorialize each life with dignity

Private and Confidential 5 Business Strategy Enhance existing cemetery operations Optimize real estate portfolio Actively manage trust fund assets Execute disciplined acquisition strategy

Private and Confidential
Pre-need sales
40.2%
At-need sales
31.7%
Funeral homes
12.9%
Investment
Income
10.8%
Interest
3.2%
Other
0.9%

Diversified Revenue Streams
STONEMOR BUSINESS MIX BY REVENUE – TWELVE MONTHS ENDED DECEMBER 31, 2009
StoneMor’s +700 person sales team creates an unparalleled advantage in pre-need sales performance
~45% of StoneMor’s
revenue is generated
through highly
predictable at-need
business

Cemetery Revenues – Major Products Sold
Pre-need At-need
Burial Lots
Mausoleums
Burial Vaults and Crypts
Grave Markers
Grave Opening and Closing
Fees
Caskets
(Funeral Homes only)
Private and Confidential

Private and Confidential

Cemetery Revenues – How Are Pre-Need Sales Generated?
Leads are generated and appointments made
– 40% of leads result in a presentation
20-25% of all presentations result in a sale
Pre-need sale is usually financed on terms averaging 36 months
– 22% of all sales are cash at the time of the sale
Customers make monthly payments, including interest, on
financed sales
– Down payments average 12%
– Finance charges range from 7% to 12%

Private and Confidential

StoneMor’s Master Limited Partnership Structure
StoneMor makes distributions to its unitholders on a quarterly basis
– Paid from available cash after debt service and other expenses
MLP MLP
Overview Overview
Tax Status Tax Status
MLP structure is predominantly tax free
At least 90% of gross income must be “qualifying income”
– Qualifying income comprised of sale of real property (burial lots, lawn and mausoleum crypts), cremation niches, interest and dividends
Non-qualifying income, such as caskets, markers and funeral
home sales, are operated through tax-subject subsidiaries
Tax-free structure helps optimize cash flow
for debt service and distributions

Private and Confidential

2010 Growth Events
SCI Acquisition SCI Acquisition
Nelms Nelms Acquisition Acquisition
Catholic Archdiocese of Detroit Catholic Archdiocese of Detroit
Completed end of Q1 2010
9 cemeteries in Michigan that conducted
2,400 burials in 2009
Aggregate cash purchase price of $14 million
Received merchandise trusts of $46 million
and perpetual trusts of $15 million, while
assuming $23 million in merchandise
liabilities
First Year Projected Accrual EBITDA - $6.4
Million
Leverage Ratio at Acquisition – 2.98
Completed end of Q2 2010
8 cemeteries
5 funeral homes
Located in Indiana, Michigan and Ohio
Purchased out of receiverships
2,500 burials and 900 funeral services in the
previous 12 months
Aggregate purchase price of $19.8 million in
cash and units
First Year Projected Accrual EBITDA - $6.7
Million
Leverage Ratio at Acquisition – 3.6
Completed in July 2010
StoneMor will manage and operate the 3 large cemeteries owned by the Archdiocese
Properties conduct approximately 2,200 interments annually
No “purchase price”; StoneMor steps into Archdiocese P&L
First Year Projected Accrual EBITDA - $1.1 Million

Private and Confidential

Highly Fragmented Industry…
Cemeteries,
9,600
Funeral
Homes,
22,000
$11 billion
$6 billion
___________________________
Source: National Directory of Morticians; Public Filings.
___________________________
Source:  ABN Amro Research; Public Filings.
(1)  Includes StoneMor, SCI, Stewart, Carriage and Loewen.
$17 Billion Market
LARGE DEATH CARE INDUSTRY LARGE DEATH CARE INDUSTRY HIGHLY FRAGMENTED INDUSTRY REVENUE HIGHLY FRAGMENTED INDUSTRY REVENUE
Independent
Operators
80%
Owned by
Consolidators
20%
(1)

Private and Confidential
12 12
Cemeteries
Funeral
Homes Ratio
SCI 382 1,412 1:3.7
StoneMor
257 64 4:1
Stewart 140 218 1:1.5
Carriage 33 145 1:4.4
…Creates Significant Competitive Advantages
For Profit,
9,600
Municipal,
Military,
Religious,
Non-Profit,
13,000
22,600 U.S. CEMETERIES 22,600 U.S. CEMETERIES
LARGEST FOR-PROFIT CEMETERY OPERATORS
StoneMor has a unique focus on
ownership and operation of
cemetery assets

Private and Confidential

Investment Highlights
Proven acquisition track record
High barriers to entry
Expertise in Cemetery Operations generates significant value
Favorable demographic trends
Secure, stable asset profile
–
Diversely located properties
–
Land, Accounts Receivable, and Trust Assets (Merchandise Trust Assets excess of approximately $188 million)
Experienced management
–
Averages over 27 years of industry experience
Conservative financial profile
–
No significant near-term debt maturities
–
Consistent growth in cash flows
–
Tax free structure and minimal capital expenditures

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14 14
Proven Acquisition Track Record
Growth primarily driven by acquisitions
Never-break-the-model discipline in selecting acquisition targets
Focus on acquisitions that generate incremental cash flow in excess of financing costs
Accretive from day one
DISIPLINED ACQUISITION PHILOSOPHY DISIPLINED ACQUISITION PHILOSOPHY
PROVEN TRACK RECORD PROVEN TRACK RECORD
Acquired 134 cemeteries and 60 funeral homes since inception
Leading sector consolidator
–
Public competitors have largely curtailed cemetery acquisitions since 1999
–
Post-acquisition, improved operating performance through:
–
Centralization of many functions
–
Purchasing leverage
–
Professional maintenance  techniques
–
Sophisticated pre-need sales programs employed

Private and Confidential

Substantial Industry and Financial Barriers to Entry
Scarcity and cost of real estate near densely populated
areas
Zoning restrictions
Initial capital requirements
Strength of family tradition and heritage
Administratively complex business for new entrants
Deferred revenue accounting (SAB 101) makes cemetery
acquisitions unattractive to “C-corps” valued on EPS and
EBITDA, keeping consolidators out of the market
BARRIERS TO ENTRY BARRIERS TO ENTRY
Because of the barriers to entry, there are few new cemeteries built.  The only way to enter the industry is to buy an existing cemetery

Private and Confidential

Value Enhancing Strategy in the Cemetery Business
We are experts at operating and growing a cemetery-focused deathcare business
– Best practices in pre-need marketing
– Extensive and highly driven commission-based sales force
– Volume purchasing lowers costs for cemetery and funeral home merchandise
– Centralized administrative functions lower operating expenses
Our strategy leverages our existing asset base to drive revenues, adjusted operating profit and cash flow available for distributions to common unitholders
ACCRUAL REVENUES ACCRUAL REVENUES
ADJUSTED OPERATING ADJUSTED OPERATING
PROFIT PROFIT
DISTRIBUTION PER UNIT DISTRIBUTION PER UNIT
($ in millions)
$163
$209
$218
$236
$0
$50
$100
$150
$200
$250
2007 2008 2009 LTM
$26
$32
$35
$40
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2007 2008 2009 LTM
$2.05
$2.16
$2.22 $2.23
$1.95
$2.00
$2.05
$2.10
$2.15
$2.20
$2.25
2007 2008 2009 LTM

Private and Confidential

1,000,000
1,500,000
2,000,000
2,500,000
3,000,000
3,500,000
4,000,000
4,500,000
Favorable Demographics
Aging of the Baby Boom Generation will accelerate the death rate and expand our target pre-need market
___________________________
Source: Department of Health and Human Services.
ANNUAL BIRTHS IN THE UNITED STATES 1930-1960

Private and Confidential

Favorable Demographics
Sharply increasing population in our target pre-need market
___________________________
Source: U.S. Department of Commerce Census Bureau.
PROJECTED U.S. POPULATION IN 55-65 YEAR OLD CATEGORY
Target Market
More Resilient to
Economic
Downturns
Target 55 to 65 age range
Near retirement – low unemployment risk
Mortgage paid-off (or almost) – minimal debt obligations
Adult children – no tuition costs
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
40,000
45,000
50,000

Private and Confidential

Favorable Demographics
Steady increase in projected mortality rate in the U.S. over the next 20 years
PROJECTED ANNUAL DEATHS IN THE UNITED STATES PROJECTED ANNUAL DEATHS IN THE UNITED STATES
___________________________
Source: U.S. Department of Commerce Census Bureau.

Private and Confidential

Significant Underlying Assets
Cemetery Land
– Approximately 10,000 Acres
– Weighed Average Estimated Sales life of over 225 years
– Book Value of approximately $304.0 million as of September 30, 2010.
Accounts Receivable
– Gross balance of approximately $123.0 million, including approximately $15.0 million in
Unearned Interest as of September 30, 2010.
Perpetual Care Trust
– Approximately $242 MM as of September 30, 2010
– 10 to 15% of the lot selling price is deposited into a perpetual care fund
– Gains and losses stay in fund – no impact on earnings
– Income from Perpetual Care Trust used to offset cemetery maintenance costs
Merchandise Trust
– Approximately $293 MM as of September 30, 2010
– Various percentages of merchandise selling price deposited into trust as cash is received and redeemed once merchandise is delivered
– Gains and losses and income to Company
–
Includes approximately $188 MM in assets in excess of the amount required to fund all merchandise liabilities

Private and Confidential 21 21 Diverse Geographic Exposure as of November 12, 2010…

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22 22
Geographic Diversification
SALES BY STATE – YEAR ENDED DECEMBER 31, 2009
Pennsylvania
17.0%
California
10.3%
Ohio
8.2%
Virginia 8.1%
New Jersey
8.0%
West Virginia
7.3%
Maryland 7.3%
North Carolina
6.3%
Alabama
4.6%
Oregon
4.2%
All Others
18.8%

Private and Confidential

Historical Performance
($ in millions) ($ in millions)
REVENUE REVENUE OPERATING PROFIT OPERATING PROFIT
Solid performance amid challenging economic conditions
$145
$183
$181
$185
$163
$209
$218
$236
$0
$50
$100
$150
$200
$250
2007 2008 2009 LTM 9/30/10
SAB Accrual
$13
$17
$11
$5
$26
$32
$35
$40
$0
$5
$10
$15
$20
$25
$30
$35
$40
$45
2007 2008 2009 LTM 9/30/10
Operating Profit Adjusted Operating Profit

Private and Confidential

Year-to-Date 2010 Performance
Solid year-over-year performance amid challenging economic conditions
A decline in death rates in 2009, and a corresponding reduction in at-need sales and withdrawals from the merchandise trust, has tempered results on a GAAP basis
YEAR-OVER-YEAR REVENUE YEAR-OVER-YEAR OPERATING PROFIT
($ in millions) ($ in millions)
$137
$142
$165
$177
$0
$80
$100
$120
$140
$160
$180
$200
9 Months 2009 9 Months 2010
SAB Accrual
$11
$4
$29
$34
$0
$5
$10
$20
$30
$40
9 Months 2009 9 Months 2010
Operating Profit Adjusted Operating Profit

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Operating Metrics
2007 2008 2009 2009 2010
Operating Data:
Interments performed 29,380 38,863 37,782 28,226 29,852
Interment rights sold (1):
Lots  17,509 22,552 22,637 17,587 18,155
Mausoleum crypts (including pre-construction) 2,314 1,881 2,316 1,756 1,836
Niches 602 864 889 683 765
Net interment rights sold (1) 20,425 25,297 25,842 20,026 20,756
Number of contracts written 63,026 80,144 83,043 62,963 68,319
Aggregate contract amount, in thousands (excluding
interest) $138,588 $187,093 $197,787 $150,673 $164,433
Average amount per contract (excluding interest) $2,199 $2,334 $2,382 $2,384 $2,407
Number of pre-need contracts written 29,546 35,599 39,043 29,679 33,440
Aggregate pre-need contract amount, in thousands
(excluding interest) $89,486 $115,024 $124,997 $95,100 $106,309
Average amount per pre-need contract (excluding interest) $3,029 $3,231 $3,202 $3,204 $3,179
Number of at-need contracts written 33,480 44,545 44,000 33,284 34,879
Aggregate at-need contract amount, in thousands $49,102 $72,068 $72,790 $54,973 $58,124
Average amount per at-need contract $1,467 $1,618 $1,654 $1,652 $1,666
Year Ended December 31,
(1) Net of cancellations.  Sales of double-depth burial lots are counted as two sales.
Nine Months Ended
September 30,

Private and Confidential 26 Appendix

Private and Confidential

Cemetery Accounting – GAAP vs. Accrual
GAAP requires that cemetery product revenue be deferred until (i) the product is purchased, (ii) the product is specifically identified to the customer, and (iii) title is transferred
Management uses “accrual” accounting to monitor its performance, recognizing revenue at the time a contract is finalized
The timing differences between GAAP criteria for recognition and the time sales are made create significant disparities in financial results across the two methods
Cemetery operations are particularly affected due to the high level of pre-need sales
SEC now requires the Company to show both accrual and GAAP-based MD&A in its filings

Private and Confidential
rd
rd

Cemetery Revenue – Accounting Recognition
There are significant timing differences for cemetery product revenue recognition between GAAP and accrual accounting
Cemetery Product GAAP Revenue Recognition Accrual Revenue Recognition
Burial Lots 10% of selling price collected
Recognized when the
customer and StoneMor
finalize a contract for a
particular product or
service
Revenue is recorded less
a 10% bad debt reserve
(historically 8.8%)
Expenses are accrued
Receivables are booked
Mausoleums
(Pre-Constructed)
% of completion basis, once 10%
of selling price collected
Mausoleums
(Existing)
10% of selling price collected
Burial Vaults and
Crypts
When installed in the ground
(0 to 18 months)
Grave Markers When stored in a warehouse
owned by a 3 party
(~18 months)
Caskets When stored in a warehouse
owned by a 3 party
(~18 months)
Grave Opening (initial) When vault is installed
(0 to 18 months)
Grave Opening (final) When customer is dead & buried
(~25 years)

Private and Confidential

Cash Flows of a Typical Contract
Represents a typical contract in which the customer signs a contract for a number of products, which will be delivered at various times, and pays over a 36 month term
Assumes the customer purchases a burial lot, vault, grave marker, casket and the initial and final opening & closing of the grave site totaling $5,300
The customer makes a ~10% down payment of $600 at the time of sale
Approximately 8% interest on accounts receivable
Cash Inflows
Time of Time of
Sale Year 1 Year 2 Year 3 Death Total
Merchandise Trust Fund Earnings $0 $25 $53 $0 $78
Perpetual Care Trust Fund Earnings -                3               5               8               15
Interest on Accounts Receivable -                300           200           50             550
Principle Payments from Customer 600           1,450        1,550        1,700        5,300
Total Cash Inflows $600 $1,778 $1,808 $1,758 $5,943
Cash Outflows
Time of Time of
Sale Year 1 Year 2 Year 3 Death Total
Deposit to Perpetual Care Trust ($17) ($41) ($44) ($48) (150)
Deposit to Merchandise Trust (500)          (550)          (1,050)
Merchandise Trust Withdrawals 1,050        1,050
Merchandise Purchase / Service Delivery (948)          (13)            (960)
Vault, Marker, Casket & Initial Opening & Closing (948)          (948)
Final Opening & Closing (13)            (13)
Total Cost ($948) ($13) ($960)
Total Cash Outflows ($541) ($491) ($48) ($13) ($1,093)

Private and Confidential

GAAP vs. Accrual Revenue Recognition
GAAP Accounting Recognition
Time of Time of
Sale Year 1 Year 2 Year 3 Death Total
Merchandise Trust Fund Earnings $0 $0 $78 $0 $78
Perpetual Care Trust Fund Earnings -                3               5               8               15
Interest on Accounts Receivable -                300           200           50             550
Revenue Recognized from Products / Services 1,035        -                3,600        -                135           4,770
Perpetual Care Trust Requirement 135         135
Burial Lots 900         900
Burial Vault 540           540
Grave Marker 720           720
Casket 1,845        1,845
Initial Opening & Closing 495           495
Final Opening & Closing 135           135
Total Revenue $1,035 $3,600 $135 $4,770
Total Revenue Recognized $1,035 $303 $3,883 $58 $135 $5,413
Accrual Accounting Recognition
Time of Time of
Sale Year 1 Year 2 Year 3 Death Total
Merchandise Trust Fund Earnings $0 $25 $53 $0 $78
Perpetual Care Trust Fund Earnings -                3               5               8               15
Interest on Accounts Receivable -                300           200           50             550
Revenue Recognized from Products / Services 4,770        -                -                -                -                4,770
Perpetual Care Trust Requirement 135         135
Burial Lots 900         900
Burial Vault 540         540
Grave Marker 720         720
Casket 1,845      1,845
Initial Opening & Closing 495         495
Final Opening & Closing 135         135
Total Revenue 4,770        4,770
Total Revenue Recognized $4,770 $328 $258 $58 $5,413
Note: Accrual revenue recognition includes a 10% reserve for prospective cancellations.